FirstSun Capital Bancorp Reports Third Quarter 2024 Results
Third Quarter 2024 Highlights:
•Net income of $22.4 million, $0.79 per diluted share (excluding merger costs, $23.7 million, $0.84 per diluted share, see the “Non-GAAP Financial Measures and Reconciliations” below)
•Net interest margin of 4.10%
•Return on average total assets of 1.13% (excluding merger costs, 1.19%, see the “Non-GAAP Financial Measures and Reconciliations” below)
•Return on average stockholders’ equity of 8.79% (excluding merger costs, 9.27%, see the “Non-GAAP Financial Measures and Reconciliations” below)
•Loan growth of 6.7% annualized
•Deposit growth of 1.8% annualized
•22.5% noninterest income to total revenue1
Denver, Colorado – October 28, 2024 – FirstSun Capital Bancorp (“FirstSun”) (NASDAQ: FSUN) reported net income of $22.4 million for the third quarter of 2024 compared to net income of $25.2 million for the third quarter of 2023. Earnings per diluted share were $0.79 for the third quarter of 2024 compared to $1.00 for the third quarter of 2023. Earnings for the third quarter of 2024 were negatively impacted by $1.2 million of merger costs, net of tax, or $0.05 per diluted share.
Neal Arnold, FirstSun’s Chief Executive Officer and President, commented, “Our results this quarter continue to demonstrate the underlying strength of our core franchise. Our revenue growth was rooted in a very strong net interest margin of 4.10% and we realized growth in both loans and deposits. We remain focused on continuing to responsibly grow the business and expand our client relationships across all of the markets we serve through our expansive suite of banking services. We appreciate all the hard work of our teams across the organization this year.”
Third Quarter 2024 Results

Net income totaled $22.4 million, or $0.79 per diluted share, for the third quarter of 2024, compared to $24.6 million, or $0.88 per diluted share, for the prior quarter. Net income was negatively impacted by $1.2 million in merger costs, net of tax, or $0.05 per diluted share, compared to $0.6 million in merger costs, net of tax, or $0.02 per diluted share, for the prior quarter. The return on average total assets was 1.13% for the third quarter of 2024, compared to 1.26% for the prior quarter, and the return on average stockholders’ equity was 8.79% for the third quarter of 2024, compared to 10.03% for the prior quarter. Third quarter of 2024 merger costs, net of tax, negatively impacted return on average total assets by 0.06% and return on average stockholders’ equity by 0.48%. Second quarter of 2024 merger costs, net of tax, negatively impacted return on average total assets by 0.03% and return on average stockholders’ equity by 0.25%.

1 Total revenue is net interest income plus noninterest income.

Net Interest Income and Net Interest Margin
Net interest income totaled $76.2 million for the third quarter of 2024, an increase of $3.3 million compared to the prior quarter. Our net interest margin increased eight basis points to 4.10% compared to the prior quarter. Results for the third quarter of 2024, compared to the prior quarter, were primarily driven by an increase of nine basis points in the yield on earning assets, partially offset by an increase of five basis points in the cost of interest-bearing liabilities.
Average loans, including loans held-for-sale, increased by $75.8 million in the third quarter of 2024, compared to the prior quarter. Loan yield increased by 12 basis points to 6.71% in the third quarter of 2024, compared to the prior quarter, primarily due to higher yields on new originations as compared to amortizing and maturing balances. Average interest-bearing deposits increased $59.1 million in the third quarter of 2024, compared to the prior quarter. Total cost of interest-bearing deposits increased by five basis points to 3.16% in the third quarter of 2024, compared to the prior quarter, primarily due to continued intense competition for deposits amidst the elevated interest rate environment. Average FHLB borrowings increased $4.8 million in the third quarter of 2024, compared to the prior quarter. The cost of FHLB borrowings decreased by six basis points to 5.61% in the third quarter of 2024, compared to the prior quarter.
Asset Quality and Provision for Credit Losses
The provision for credit losses totaled $5.0 million for the third quarter of 2024, an increase of $3.8 million from $1.2 million for the prior quarter, primarily due to loan growth and deterioration on a specific customer relationship in our loan portfolio.
Net charge-offs for the third quarter of 2024 were $1.4 million resulting in an annualized ratio of net charge-offs to average loans of 0.09%, compared to net charge-offs of $2.0 million, or an annualized ratio of net-charge offs to average loans of 0.13% for the prior quarter. The allowance for credit losses as a percentage of total loans was 1.29% at September 30, 2024, an increase of four basis points from the prior quarter.
The ratio of nonperforming assets to total assets was 0.86% at September 30, 2024, compared to 0.84% at June 30, 2024.
Noninterest Income
Noninterest income totaled $22.1 million for the third quarter of 2024, a decrease of $1.2 million from the prior quarter. Mortgage banking income decreased $2.2 million for the third quarter of 2024, primarily due to a decrease in revenue related to net sale gains and fees from mortgage loan originations, including fair value changes in the held-for-sale portfolio and hedging and a decrease in the change in fair value of our MSR asset, net of hedging activity.
Other noninterest income increased $1.0 million for the third quarter of 2024, primarily due to an increase in income from loan syndication fees and an increase in the fair value of investments related to our deferred compensation plan. Noninterest income as a percentage of total revenue2 was 22.5%, a decrease of 1.7% from the prior quarter.
Noninterest Expense
Noninterest expense totaled $64.7 million for the third quarter of 2024, an increase of $0.8 million from the prior quarter, primarily due to an increase in merger related expenses of $0.6 million from the prior quarter.
The efficiency ratio for the third quarter of 2024 was 65.83% compared to 66.42% for the prior quarter. Merger costs negatively affected the efficiency ratio for the third quarter of 2024 by 1.67%, up from a negative impact of 1.09% for the prior quarter.
2 Total revenue is net interest income plus noninterest income.

Tax Rate
The effective tax rate was 21.5% for the third quarter of 2024, compared to 21.0% for the prior quarter.
Loans
Loans were $6.4 billion at September 30, 2024 compared to $6.3 billion at June 30, 2024, an increase of $0.1 billion in the third quarter of 2024, or 6.7% on an annualized basis. Growth in the third quarter in commercial and industrial (C&I), owner occupied commercial real estate and residential real estate loans were partially offset by a decline in non-owner occupied commercial real estate and construction and land loans.
Deposits
Deposits were $6.6 billion at September 30, 2024 and June 30, 2024, increasing by $30.4 million in the third quarter of 2024, or 1.8% on an annualized basis. Deposit growth of $107.4 million in interest-bearing demand accounts and $103.4 million in savings accounts and money market accounts in the third quarter were partially offset by a decline of $171.4 million in certificate of deposit accounts. Average deposits were $6.6 billion for the third quarter of 2024, compared to $6.5 billion for the prior quarter, an increase of $0.1 billion in the third quarter of 2024, or 6.8% on an annualized basis. Noninterest-bearing deposit accounts represented 23.4% of total deposits at September 30, 2024 and the loan-to-deposit ratio was 96.9% at September 30, 2024.
The ratio of total uninsured deposits to total deposits was estimated to be 32.7% at September 30, 2024, compared to 32.1% at June 30, 2024. The ratio of total uninsured and uncollateralized deposits to total deposits was estimated to be 26.8% at September 30, 2024, compared to 25.5% at June 30, 2024.3
Capital
Capital ratios remain strong and above “well-capitalized” thresholds. As of September 30, 2024, our common equity tier 1 risk-based capital ratio was 13.06%, total risk-based capital ratio was 15.25% and tier 1 leverage ratio was 11.96%. Book value per share was $37.38 at September 30, 2024, an increase of $1.07 from June 30, 2024. Tangible book value per share, a non-GAAP financial measure, was $33.68 at September 30, 2024, an increase of $1.12 from June 30, 2024.

3 Uninsured deposits and uninsured and uncollateralized deposits are reported for our wholly-owned subsidiary Sunflower Bank, N.A.

Non-GAAP Financial Measures
This press release (including the tables beginning on page 15) contains financial measures determined by methods other than in accordance with principles generally accepted in the United States (“GAAP”). FirstSun management uses these non-GAAP financial measures in their analysis of FirstSun’s performance and the efficiency of its operations. Management believes these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant items in the current period. FirstSun believes a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. FirstSun management believes investors may find these non-GAAP financial measures useful. These non-GAAP financial measures, however, should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Below is a listing of the non-GAAP measures used in this press release:
•Tangible stockholders’ equity;
•Tangible assets;
•Tangible stockholders’ equity to tangible assets;
•Tangible stockholders’ equity to tangible assets, reflecting net unrealized losses on HTM securities, net of tax;
•Tangible book value per share;
•Net income excluding merger costs;
•Return on average total assets excluding merger costs;
•Return on average stockholders’ equity excluding merger costs;
•Efficiency ratio excluding merger related expenses;
•Diluted earnings per share excluding merger related costs; and
•Fully tax equivalent (“FTE”) net interest income and net interest margin on FTE basis.
The tables beginning on page 15 provide a reconciliation of each non-GAAP financial measure contained in this press release to the most comparable GAAP equivalent.
About FirstSun Capital Bancorp
FirstSun Capital Bancorp, headquartered in Denver, Colorado, is the financial holding company for Sunflower Bank, N.A., which operates as Sunflower Bank, First National 1870 and Guardian Mortgage. Sunflower Bank provides a full range of relationship-focused services to meet personal, business and wealth management financial objectives, with a branch network in five states and mortgage capabilities in 43 states. FirstSun had total consolidated assets of $8.1 billion as of September 30, 2024.
First National 1870 and Guardian Mortgage are divisions of Sunflower Bank, N.A. To learn more, visit ir.firstsuncb.com, SunflowerBank.com, FirstNational1870.com or GuardianMortgageOnline.com.

Summary Data:

	As of and for the quarter ended
($ in thousands, except per share amounts)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Net interest income	$76,158	$72,899	$70,806	$72,069	$73,410
Provision for credit losses	5,000	1,200	16,500	6,575	3,890
Noninterest income	22,075	23,274	22,808	17,221	18,650
Noninterest expense	64,664	63,875	61,828	52,308	56,176
Income before income taxes	28,569	31,098	15,286	30,407	31,994
Provision for income taxes	6,147	6,538	2,990	6,393	6,762
Net income	22,422	24,560	12,296	24,014	25,232
Net income, excluding merger costs (1)	23,655	25,181	14,592	24,014	25,232
Weighted average common shares outstanding, basic	27,612,538	27,430,761	27,019,625	24,953,764	24,942,389
Weighted average common shares outstanding, diluted	28,212,809	28,031,956	27,628,941	25,472,017	25,357,807
Diluted earnings per share	$0.79	$0.88	$0.45	$0.94	$1.00
Diluted earnings per share, excluding merger costs (1)	$0.84	$0.90	$0.53	$0.94	$1.00
Return on average total assets	1.13%	1.26%	0.64%	1.26%	1.34%
Return on average total assets, excluding merger costs (1)	1.19%	1.29%	0.76%	1.26%	1.34%
Return on average stockholders' equity	8.79%	10.03%	5.15%	11.19%	12.03%
Return on average stockholders’ equity, excluding merger costs (1)	9.27%	10.28%	6.11%	11.19%	12.03%
Net interest margin	4.10%	4.02%	3.99%	4.08%	4.23%
Net interest margin (FTE basis) (1)	4.16%	4.08%	4.06%	4.15%	4.30%
Efficiency ratio	65.83%	66.42%	66.05%	58.58%	61.02%
Efficiency ratio, excluding merger related expenses (1)	64.16%	65.33%	63.39%	58.58%	61.02%
Noninterest income to total revenue (2)	22.5%	24.2%	24.4%	19.3%	20.3%
Total assets	$8,138,487	$7,999,295	$7,781,601	$7,879,724	$7,756,875
Total loans held-for-sale	72,247	66,571	56,813	54,212	51,465
Total loans held-for-investment	6,443,756	6,337,162	6,284,868	6,267,096	6,179,522
Total deposits	6,649,880	6,619,525	6,445,388	6,374,103	6,339,847
Total stockholders' equity	1,034,085	996,599	964,662	877,197	843,719
Loan to deposit ratio	96.9%	95.7%	97.5%	98.3%	97.5%
Period end common shares outstanding	27,665,918	27,443,246	27,442,943	24,960,639	24,942,645
Book value per share	$37.38	$36.31	$35.15	$35.14	$33.83
Tangible book value per share (1)	$33.68	$32.56	$31.37	$30.96	$29.60
(1) Represents a non-GAAP financial measure. See the tables beginning on page 15 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.
(2) Total revenue is net interest income plus noninterest income.

	As of and for the nine months ended
($ in thousands, except per share amounts)	September 30, 2024	September 30, 2023
Net interest income	$219,863	$221,362
Provision for credit losses	22,700	11,672
Noninterest income	68,157	61,871
Noninterest expense	190,367	170,485
Income before income taxes	74,953	101,076
Provision for income taxes	15,675	21,557
Net income	59,278	79,519
Net income, excluding merger costs (1)	63,428	79,519
Weighted average common shares outstanding, basic	27,355,098	24,933,168
Weighted average common shares outstanding, diluted	27,976,215	25,365,297
Diluted earnings per share	$2.12	$3.13
Diluted earnings per share, excluding merger costs (1)	$2.27	$3.13
Return on average total assets	1.01%	1.42%
Return on average total assets, excluding merger costs (1)	1.08%	1.42%
Return on average stockholders' equity	8.02%	12.97%
Return on average stockholders’ equity, excluding merger costs (1)	8.58%	12.97%
Net interest margin	4.04%	4.28%
Net interest margin (FTE basis) (1)	4.10%	4.36%
Efficiency ratio	66.10%	60.19%
Efficiency ratio, excluding merger related expenses (1)	64.30%	60.19%
Noninterest income to total revenue (2)	23.7%	21.8%
Total assets	$8,138,487	$7,756,875
Total loans held-for-sale	72,247	51,465
Total loans held-for-investment	6,443,756	6,179,522
Total deposits	6,649,880	6,339,847
Total stockholders' equity	1,034,085	843,719
Loan to deposit ratio	96.9%	97.5%
Period end common shares outstanding	27,665,918	24,942,645
Book value per share	$37.38	$33.83
Tangible book value per share (1)	$33.68	$29.60
(1) Represents a non-GAAP financial measure. See the tables beginning on page 15 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.
(2) Total revenue is net interest income plus noninterest income.

Condensed Consolidated Statements of Income (Unaudited):

	For the quarter ended		For the nine months ended
($ in thousands, except per share amounts)	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Total interest income	$118,932	$106,775	$343,501	$303,710
Total interest expense	42,774	33,365	123,638	82,348
Net interest income	76,158	73,410	219,863	221,362
Provision for credit losses	5,000	3,890	22,700	11,672
Net interest income after provision for credit losses	71,158	69,520	197,163	209,690
Noninterest income:
Service charges on deposits	6,240	5,475	17,954	15,848
Credit and debit card fees	2,806	2,996	8,616	9,034
Trust and investment advisory fees	1,395	1,398	4,351	4,337
Mortgage banking income, net	8,838	7,413	29,383	26,501
Other noninterest income	2,796	1,368	7,853	6,151
Total noninterest income	22,075	18,650	68,157	61,871
Noninterest expense:
Salaries and benefits	39,306	33,968	116,487	103,073
Occupancy and equipment	9,121	8,487	26,417	24,977
Amortization of intangible assets	651	899	2,118	3,993
Merger related expenses	1,633	—	5,168	—
Other noninterest expenses	13,953	12,822	40,177	38,442
Total noninterest expense	64,664	56,176	190,367	170,485
Income before income taxes	28,569	31,994	74,953	101,076
Provision for income taxes	6,147	6,762	15,675	21,557
Net income	$22,422	$25,232	$59,278	$79,519
Earnings per share - basic	$0.81	$1.01	$2.17	$3.19
Earnings per share - diluted	$0.79	$1.00	$2.12	$3.13

	For the quarter ended
($ in thousands, except per share amounts)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Total interest income	$118,932	$114,529	$110,040	$109,974	$106,775
Total interest expense	42,774	41,630	39,234	37,905	33,365
Net interest income	76,158	72,899	70,806	72,069	73,410
Provision for credit losses	5,000	1,200	16,500	6,575	3,890
Net interest income after provision for credit losses	71,158	71,699	54,306	65,494	69,520
Noninterest income:
Service charges on deposits	6,240	5,946	5,768	5,497	5,475
Credit and debit card fees	2,806	3,007	2,803	2,966	2,996
Trust and investment advisory fees	1,395	1,493	1,463	1,356	1,398
Mortgage banking income, net	8,838	11,043	9,502	4,883	7,413
Other noninterest income	2,796	1,785	3,272	2,519	1,368
Total noninterest income	22,075	23,274	22,808	17,221	18,650
Noninterest expense:
Salaries and benefits	39,306	39,828	37,353	30,158	33,968
Occupancy and equipment	9,121	8,701	8,595	8,449	8,487
Amortization of intangible assets	651	652	815	829	899
Merger related expenses	1,633	1,046	2,489	—	—
Other noninterest expenses	13,953	13,648	12,576	12,872	12,822
Total noninterest expense	64,664	63,875	61,828	52,308	56,176
Income before income taxes	28,569	31,098	15,286	30,407	31,994
Provision for income taxes	6,147	6,538	2,990	6,393	6,762
Net income	$22,422	$24,560	$12,296	$24,014	$25,232
Earnings per share - basic	$0.81	$0.90	$0.46	$0.96	$1.01
Earnings per share - diluted	$0.79	$0.88	$0.45	$0.94	$1.00

Condensed Consolidated Balance Sheets as of (Unaudited):

($ in thousands)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Assets
Cash and cash equivalents	$573,674	$535,766	$383,605	$479,362	$443,887
Securities available-for-sale, at fair value	496,811	491,649	499,078	516,757	495,992
Securities held-to-maturity	35,885	36,310	36,640	36,983	37,410
Loans held-for-sale, at fair value	72,247	66,571	56,813	54,212	51,465
Loans	6,443,756	6,337,162	6,284,868	6,267,096	6,179,522
Allowance for credit losses	(83,159)	(78,960)	(79,829)	(80,398)	(78,666)
Loans, net	6,360,597	6,258,202	6,205,039	6,186,698	6,100,856
Mortgage servicing rights, at fair value	78,799	80,744	78,416	76,701	81,036
Premises and equipment, net	82,532	83,320	84,063	84,842	83,733
Other real estate owned and foreclosed assets, net	4,478	4,497	4,414	4,100	8,395
Goodwill	93,483	93,483	93,483	93,483	93,483
Intangible assets, net	8,866	9,517	10,168	10,984	11,813
All other assets	331,115	339,236	329,882	335,602	348,805
Total assets	$8,138,487	$7,999,295	$7,781,601	$7,879,724	$7,756,875
Liabilities and Stockholders' Equity
Liabilities:
Deposits:
Noninterest-bearing demand deposit accounts	$1,554,762	$1,562,308	$1,517,315	$1,530,506	$1,610,650
Interest-bearing deposit accounts:
Interest-bearing demand accounts	645,647	538,232	542,184	534,540	440,845
Savings and money market accounts	2,608,808	2,505,439	2,473,255	2,446,632	2,476,097
NOW accounts	41,234	42,687	39,181	56,819	35,686
Certificate of deposit accounts	1,799,429	1,970,859	1,873,453	1,805,606	1,776,569
Total deposits	6,649,880	6,619,525	6,445,388	6,374,103	6,339,847
Securities sold under agreements to repurchase	10,913	20,408	20,423	24,693	25,868
Federal Home Loan Bank advances	215,000	145,000	144,810	389,468	330,000
Other borrowings	75,709	75,577	75,445	75,313	75,180
Other liabilities	152,900	142,186	130,873	138,950	142,261
Total liabilities	7,104,402	7,002,696	6,816,939	7,002,527	6,913,156
Stockholders' equity:
Preferred stock	—	—	—	—	—
Common stock	3	3	3	2	2
Additional paid-in capital	547,271	543,339	542,582	462,680	462,507
Retained earnings	516,800	494,378	469,818	457,522	433,508
Accumulated other comprehensive loss, net	(29,989)	(41,121)	(47,741)	(43,007)	(52,298)
Total stockholders' equity	1,034,085	996,599	964,662	877,197	843,719
Total liabilities and stockholders' equity	$8,138,487	$7,999,295	$7,781,601	$7,879,724	$7,756,875

Consolidated Capital Ratios as of:

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Stockholders' equity to total assets	12.71%	12.46%	12.40%	11.13%	10.88%
Tangible stockholders' equity to tangible assets (1)	11.59%	11.32%	11.21%	9.94%	9.65%
Tangible stockholders' equity to tangible assets reflecting net unrealized losses on HTM securities, net of tax (1) (2)	11.56%	11.27%	11.17%	9.90%	9.59%
Tier 1 leverage ratio	11.96%	11.83%	11.73%	10.52%	10.37%
Common equity tier 1 risk-based capital ratio	13.06%	12.80%	12.54%	11.10%	10.79%
Tier 1 risk-based capital ratio	13.06%	12.80%	12.54%	11.10%	10.79%
Total risk-based capital ratio	15.25%	14.95%	14.73%	13.25%	12.93%
(1) Represents a non-GAAP financial measure. See the tables beginning on page 15 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.
(2) Tangible stockholders’ equity and tangible assets have been adjusted to reflect net unrealized losses on held-to-maturity securities, net of tax.

Summary of Net Interest Margin:

	For the quarter ended				For the nine months ended
	September 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023
(In thousands)	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate
Interest Earning Assets
Loans (1)	6,460,484	6.71%	6,180,684	6.44%	6,386,620	6.59%	6,144,057	6.15%
Investment securities	527,241	3.62%	545,257	3.10%	532,562	3.51%	559,855	3.00%
Interest-bearing cash and other assets	442,632	5.17%	221,559	5.39%	343,911	5.26%	187,468	5.41%
Total earning assets	7,430,357	6.40%	6,947,500	6.15%	7,263,093	6.31%	6,891,380	5.88%
Other assets	534,740		557,988		543,916		553,628
Total assets	$7,965,097		$7,505,488		$7,807,009		$7,445,008

Interest-bearing liabilities
Demand and NOW deposits	$657,537	3.75%	$466,837	3.27%	$609,632	3.70%	$343,112	2.79%
Savings deposits	411,526	0.72%	439,172	0.62%	415,687	0.70%	452,298	0.48%
Money market deposits	2,140,552	2.25%	2,026,028	1.58%	2,098,927	2.06%	2,142,301	1.18%
Certificates of deposits	1,800,502	4.58%	1,748,515	4.21%	1,812,839	4.62%	1,407,264	3.61%
Total deposits	5,010,117	3.16%	4,680,552	2.64%	4,937,085	3.09%	4,344,975	2.02%
Repurchase agreements	13,528	1.29%	26,549	0.98%	17,099	1.15%	29,953	0.73%
Total deposits and repurchase agreements	5,023,645	3.16%	4,707,101	2.63%	4,954,184	3.08%	4,374,928	2.01%
FHLB borrowings	135,641	5.61%	84,332	5.40%	125,799	5.61%	335,485	5.00%
Other long-term borrowings	75,654	6.58%	78,680	6.44%	75,522	6.59%	79,801	6.36%
Total interest-bearing liabilities	5,234,940	3.27%	4,870,113	2.74%	5,155,505	3.20%	4,790,214	2.29%
Noninterest-bearing deposits	1,568,685		1,654,090		1,529,793		1,705,392
Other liabilities	141,206		142,027		136,491		131,628
Stockholders' equity	1,020,266		839,258		985,220		817,774
Total liabilities and stockholders' equity	$7,965,097		$7,505,488		$7,807,009		$7,445,008

Net interest spread		3.13%		3.41%		3.11%		3.59%
Net interest margin		4.10%		4.23%		4.04%		4.28%
Net interest margin (on FTE basis) (2)		4.16%		4.30%		4.10%		4.36%
(1) Includes loans held-for-investment, including nonaccrual loans, and loans held-for-sale.
(2) Represents a non-GAAP financial measure. See the tables beginning on page 15 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.

	For the quarter ended
	September 30, 2024		June 30, 2024		March 31, 2024		December 31, 2023		September 30, 2023
(In thousands)	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate
Interest Earning Assets
Loans (1)	6,460,484	6.71%	6,384,709	6.59%	6,313,855	6.48%	6,280,362	6.51%	6,180,684	6.44%
Investment securities	527,241	3.62%	523,545	3.65%	546,960	3.28%	538,348	3.28%	545,257	3.10%
Interest-bearing cash and other assets	442,632	5.17%	348,509	5.25%	239,508	5.49%	247,978	5.50%	221,559	5.39%
Total earning assets	7,430,357	6.40%	7,256,763	6.31%	7,100,323	6.20%	7,066,688	6.22%	6,947,500	6.15%
Other assets	534,740		548,465		548,642		563,368		557,988
Total assets	$7,965,097		$7,805,228		$7,648,965		$7,630,056		$7,505,488

Interest-bearing liabilities
Demand and NOW deposits	$657,537	3.75%	$621,343	3.80%	$549,491	3.54%	$510,982	3.45%	$466,837	3.27%
Savings deposits	411,526	0.72%	413,699	0.69%	421,882	0.69%	457,679	0.93%	439,172	0.62%
Money market deposits	2,140,552	2.25%	2,092,449	2.01%	2,063,321	1.93%	2,063,383	1.82%	2,026,028	1.58%
Certificates of deposits	1,800,502	4.58%	1,823,522	4.69%	1,814,629	4.60%	1,825,325	4.54%	1,748,515	4.21%
Total deposits	5,010,117	3.16%	4,951,013	3.11%	4,849,323	3.00%	4,857,369	2.93%	4,680,552	2.64%
Repurchase agreements	13,528	1.29%	16,553	1.15%	21,254	1.06%	23,457	1.06%	26,549	0.98%
Total deposits and repurchase agreements	5,023,645	3.16%	4,967,566	3.10%	4,870,577	2.99%	4,880,826	2.92%	4,707,101	2.63%
FHLB borrowings	135,641	5.61%	130,871	5.67%	110,777	5.56%	74,146	5.64%	84,332	5.40%
Other long-term borrowings	75,654	6.58%	75,522	6.59%	75,389	6.62%	75,249	6.62%	78,680	6.44%
Total interest-bearing liabilities	5,234,940	3.27%	5,173,959	3.22%	5,056,743	3.10%	5,030,221	3.01%	4,870,113	2.74%
Noninterest-bearing deposits	1,568,685		1,517,560		1,502,707		1,597,672		1,654,090
Other liabilities	141,206		133,845		134,370		143,416		142,027
Stockholders' equity	1,020,266		979,864		955,145		858,747		839,258
Total liabilities and stockholders' equity	$7,965,097		$7,805,228		$7,648,965		$7,630,056		$7,505,488

Net interest spread		3.13%		3.09%		3.10%		3.21%		3.41%
Net interest margin		4.10%		4.02%		3.99%		4.08%		4.23%
Net interest margin (on FTE basis) (2)		4.16%		4.08%		4.06%		4.15%		4.30%
(1) Includes loans held-for-investment, including nonaccrual loans, and loans held-for-sale.
(2) Represents a non-GAAP financial measure. See the tables beginning on page 15 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.

Deposits as of:

($ in thousands)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Consumer
Noninterest bearing deposit accounts	$397,880	$414,795	$356,732	$360,168	$366,366
Interest-bearing deposit accounts:
Demand and NOW deposits	61,929	42,903	38,625	36,162	33,340
Savings deposits	331,811	334,741	340,086	343,291	356,890
Money market deposits	1,333,486	1,243,355	1,229,239	1,196,645	1,149,365
Certificates of deposits	1,247,348	1,438,792	1,437,590	1,437,537	1,366,255
Total interest-bearing deposit accounts	2,974,574	3,059,791	3,045,540	3,013,635	2,905,850
Total consumer deposits	$3,372,454	$3,474,586	$3,402,272	$3,373,803	$3,272,216
Business
Noninterest bearing deposit accounts	$1,156,882	$1,147,513	$1,160,583	$1,170,338	$1,244,284
Interest-bearing deposit accounts:
Demand and NOW deposits	624,952	538,016	502,726	555,197	443,191
Savings deposits	77,744	77,931	80,226	80,802	85,234
Money market deposits	865,767	849,412	823,704	825,811	859,516
Certificates of deposits	62,187	90,189	97,854	87,407	77,228
Total interest-bearing deposit accounts	1,630,650	1,555,548	1,504,510	1,549,217	1,465,169
Total business deposits	$2,787,532	$2,703,061	$2,665,093	$2,719,555	$2,709,453
Wholesale deposits (1)	$489,894	$441,878	$378,023	$280,745	$358,178
Total deposits	$6,649,880	$6,619,525	$6,445,388	$6,374,103	$6,339,847
(1) Wholesale deposits primarily consist of brokered deposits included in our condensed consolidated balance sheets within certificates of deposits.
Balance Sheet Ratios as of:

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Cash to total assets (1)	6.90%	6.60%	4.80%	6.00%	5.60%
Loan to deposit ratio	96.9%	95.7%	97.5%	98.3%	97.5%
Uninsured deposits to total deposits (2)	32.7%	32.1%	32.0%	31.2%	32.0%
Uninsured and uncollateralized deposits to total deposits (2)	26.8%	25.5%	25.2%	25.1%	25.4%
Wholesale deposits and borrowings to total liabilities (3)	9.9%	8.4%	7.7%	9.6%	10.0%
(1) Cash consists of cash and amounts due from banks and interest-bearing deposits with other financial institutions.
(2) Uninsured deposits and uninsured and uncollateralized deposits are reported for our wholly-owned subsidiary Sunflower Bank, N.A. and are estimated.
(3) Wholesale deposits primarily consist of brokered deposits included in our condensed consolidated balance sheets within certificates of deposits. Wholesale borrowings consist of FHLB overnight and term advances.

Loan Portfolio as of:

($ in thousands)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Commercial and industrial	$2,527,636	$2,431,110	$2,480,078	$2,467,688	$2,459,358
Commercial real estate:
Non-owner occupied	821,670	866,999	836,515	812,235	767,135
Owner occupied	700,325	660,511	642,930	635,365	631,352
Construction and land	333,457	350,878	326,447	345,430	329,433
Multifamily	95,125	94,220	94,898	103,066	114,535
Total commercial real estate	1,950,577	1,972,608	1,900,790	1,896,096	1,842,455
Residential real estate	1,172,459	1,146,989	1,109,676	1,110,610	1,059,074
Public Finance	536,776	537,872	579,991	602,913	602,844
Consumer	45,267	42,129	40,317	36,371	37,681
Other	211,041	206,454	174,016	153,418	178,110
Total loans, net of deferred costs, fees, premiums, and discounts	$6,443,756	$6,337,162	$6,284,868	$6,267,096	$6,179,522
Asset Quality:

	As of and for the quarter ended
($ in thousands)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Net charge-offs	$1,401	$2,009	$17,429	$4,743	$2,296
Allowance for credit losses	$83,159	$78,960	$79,829	$80,398	$78,666
Nonperforming loans, including nonaccrual loans, and accrual loans greater than 90 days past due	$65,824	$62,558	$57,599	$63,143	$40,743
Nonperforming assets	$70,302	$67,055	$62,013	$67,243	$49,138
Ratio of net charge-offs to average loans outstanding	0.09%	0.13%	1.11%	0.30%	0.15%
Allowance for credit losses to total loans outstanding	1.29%	1.25%	1.27%	1.28%	1.27%
Allowance for credit losses to total nonperforming loans	126.34%	126.22%	138.59%	127.33%	193.08%
Nonperforming loans to total loans	1.02%	0.99%	0.92%	1.01%	0.66%
Nonperforming assets to total assets	0.86%	0.84%	0.80%	0.85%	0.63%

Non-GAAP Financial Measures and Reconciliations:

	As of and for the quarter ended					As of and for the nine months ended
($ in thousands, except share and per share amounts)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Tangible stockholders’ equity:
Total stockholders' equity (GAAP)	$1,034,085	$996,599	$964,662	$877,197	$843,719	$1,034,085	$843,719
Less: Goodwill and other intangible assets:
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(8,866)	(9,517)	(10,168)	(10,984)	(11,813)	(8,866)	(11,813)
Tangible stockholders' equity (non-GAAP)	$931,736	$893,599	$861,011	$772,730	$738,423	$931,736	$738,423
Tangible assets:
Total assets (GAAP)	$8,138,487	$7,999,295	$7,781,601	$7,879,724	$7,756,875	$8,138,487	$7,756,875
Less: Goodwill and other intangible assets:
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(8,866)	(9,517)	(10,168)	(10,984)	(11,813)	(8,866)	(11,813)
Tangible assets (non-GAAP)	$8,036,138	$7,896,295	$7,677,950	$7,775,257	$7,651,579	$8,036,138	$7,651,579
Tangible stockholders’ equity to tangible assets:
Total stockholders' equity to total assets (GAAP)	12.71%	12.46%	12.40%	11.13%	10.88%	12.71%	10.88%
Less: Impact of goodwill and other intangible assets	(1.12)%	(1.14)%	(1.19)%	(1.19)%	(1.23)%	(1.12)%	(1.23)%
Tangible stockholders' equity to tangible assets (non-GAAP)	11.59%	11.32%	11.21%	9.94%	9.65%	11.59%	9.65%
Tangible stockholders’ equity to tangible assets, reflecting net unrealized losses on HTM securities, net of tax:
Tangible stockholders' equity (non-GAAP)	$931,736	$893,599	$861,011	$772,730	$738,423	$931,736	$738,423
Less: Net unrealized losses on HTM securities, net of tax	(2,852)	(3,949)	(4,236)	(3,629)	(5,001)	(2,852)	(5,001)
Tangible stockholders’ equity less net unrealized losses on HTM securities, net of tax (non-GAAP)	$928,884	$889,650	$856,775	$769,101	$733,422	$928,884	$733,422
Tangible assets (non-GAAP)	$8,036,138	$7,896,295	$7,677,950	$7,775,257	$7,651,579	$8,036,138	$7,651,579
Less: Net unrealized losses on HTM securities, net of tax	(2,852)	(3,949)	(4,236)	(3,629)	(5,001)	(2,852)	(5,001)
Tangible assets less net unrealized losses on HTM securities, net of tax (non-GAAP)	$8,033,286	$7,892,346	$7,673,714	$7,771,628	$7,646,578	$8,033,286	$7,646,578

	As of and for the quarter ended					As of and for the nine months ended
($ in thousands, except share and per share amounts)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Tangible stockholders’ equity to tangible assets (non-GAAP)	11.59%	11.32%	11.21%	9.94%	9.65%	11.59%	9.65%
Less: Net unrealized losses on HTM securities, net of tax	(0.03)%	(0.05)%	(0.04)%	(0.04)%	(0.06)%	(0.03)%	(0.06)%
Tangible stockholders’ equity to tangible assets reflecting net unrealized losses on HTM securities, net of tax (non-GAAP)	11.56%	11.27%	11.17%	9.90%	9.59%	11.56%	9.59%
Tangible book value per share:
Total stockholders' equity (GAAP)	$1,034,085	$996,599	$964,662	$877,197	$843,719	$1,034,085	$843,719
Tangible stockholders' equity (non-GAAP)	$931,736	$893,599	$861,011	$772,730	$738,423	$931,736	$738,423
Total shares outstanding	27,665,918	27,443,246	27,442,943	24,960,639	24,942,645	27,665,918	24,942,645
Book value per share (GAAP)	$37.38	$36.31	$35.15	$35.14	$33.83	$37.38	$33.83
Tangible book value per share (non-GAAP)	$33.68	$32.56	$31.37	$30.96	$29.60	$33.68	$29.60
Net income excluding merger costs:
Net income (GAAP)	$22,422	$24,560	$12,296	$24,014	$25,232	$59,278	$79,519
Add: Merger costs
Merger related expenses	1,633	1,046	2,489	—	—	5,168	—
Income tax effect on merger related expenses	(400)	(425)	(193)	—	—	(1,018)	—
Total merger costs, net of tax	1,233	621	2,296	—	—	4,150	—
Net income excluding merger costs (non-GAAP)	$23,655	$25,181	$14,592	$24,014	$25,232	$63,428	$79,519
Return on average total assets excluding merger costs:
Return on average total assets (ROAA) (GAAP)	1.13%	1.26%	0.64%	1.26%	1.34%	1.01%	1.42%
Add: Impact of merger costs, net of tax	0.06%	0.03%	0.12%	—%	—%	0.07%	—%
ROAA excluding merger costs (non-GAAP)	1.19%	1.29%	0.76%	1.26%	1.34%	1.08%	1.42%
Return on average stockholders’ equity excluding merger costs:
Return on average stockholders' equity (ROAE) (GAAP)	8.79%	10.03%	5.15%	11.19%	12.03%	8.02%	12.97%
Add: Impact of merger costs, net of tax	0.48%	0.25%	0.96%	—%	—%	0.56%	—%
ROAE excluding merger costs (non-GAAP)	9.27%	10.28%	6.11%	11.19%	12.03%	8.58%	12.97%
Efficiency ratio excluding merger related expenses:
Efficiency ratio (GAAP)	65.83%	66.42%	66.05%	58.58%	61.02%	66.10%	60.19%
Less: Impact of merger related expenses	(1.67)%	(1.09)%	(2.66)%	—%	—%	(1.80)%	—%
Efficiency ratio excluding merger related expenses (non-GAAP)	64.16%	65.33%	63.39%	58.58%	61.02%	64.30%	60.19%

	As of and for the quarter ended					As of and for the nine months ended
($ in thousands, except share and per share amounts)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	September 30, 2024	September 30, 2023
Diluted earnings per share excluding merger costs:
Diluted earnings per share (GAAP)	$0.79	$0.88	$0.45	$0.94	$1.00	$2.12	$3.13
Add: Impact of merger costs, net of tax	0.05	0.02	0.08	—	—	0.15	—
Diluted earnings per share excluding merger costs (non-GAAP)	$0.84	$0.90	$0.53	$0.94	$1.00	$2.27	$3.13
Fully tax equivalent (“FTE”) net interest income and net interest margin on FTE basis:
Net interest income (GAAP)	$76,158	$72,899	$70,806	$72,069	$73,410	$219,863	$221,362
Gross income effect of tax exempt income	1,132	1,156	1,318	1,270	1,286	3,606	3,816
FTE net interest income (non-GAAP)	$77,290	$74,055	$72,124	$73,339	$74,696	$223,469	$225,178
Average earning assets	$7,430,357	$7,256,763	$7,100,323	$7,066,688	$6,947,500	$7,263,093	$6,891,380
Net interest margin	4.10%	4.02%	3.99%	4.08%	4.23%	4.04%	4.28%
Net interest margin on FTE basis (non-GAAP)	4.16%	4.08%	4.06%	4.15%	4.30%	4.10%	4.36%